UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: December 1, 1999




                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             (Exact name of registrant as specified in its Charter)

         Colorado                   0-21821                   93-0962072
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)



               410 17th Street, Suite 400, Denver, Colorado 80202
              (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (888) 313-8051



                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press Release Announcing Exchange Offer of Common Stock for Debt and Acquisition Strategy.



Item 7. Financial Statements and Exhibits:

        (c) Exhibits


     Exhibit 99.1 - Press Release, dated December 1, 1999, announcing that the Company was offering to exchange common stock for its outstanding debt in order to pursue an acquisition strategy.










                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONSOLIDATED CAPITAL OF
                                           NORTH AMERICA, INC.

Date: December 1, 1999                    By:  /s/ Donald R. Jackson
                                                   Donald R. Jackson
                                                   Treasurer